                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
         Date of Report (Date of earliest event reported) June 30, 2002

                         Federal Realty Investment Trust
                         -------------------------------
             (Exact name of registrant as specified in its charter)



             Maryland                      1-07533          52-0782497
    --------------------------         --------------       ----------
    (State or other jurisdiction       (Commission          (IRS Employer
    of incorporation)                  File Number)         Identification No.)


    1626 East Jefferson Street, Rockville, Maryland             20852-4041
    --------------------------------------------------------------------------
    (Address of principal executive offices)                    (Zip Code)


         Registrant's telephone number including area code: 301/998-8100
                                                            ------------







Exhibit Index appears on Page 3.

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Item 5.       Other Events

              Federal Realty Investment Trust hereby files as exhibit 99 the following supplemental data pertaining to its portfolio of properties at June 30, 2002.

Item 7.       Financial Statements and Exhibits

     (c)      Exhibits.


              99     Supplemental portfolio information at June 30, 2002



                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      FEDERAL REALTY INVESTMENT TRUST


                                      /s/ Larry E. Finger

Date:  August 12, 2002                _________________________________
                                      Larry E. Finger
                                      Senior Vice President,
                                      Chief Financial Officer and Treasurer

                                       -2-

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                                  EXHIBIT INDEX

Exh No.     Exhibit                                                     Page No.
-------     -------                                                     --------
  99        Supplemental information at June 30, 2002                   4

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